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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 11, 1997
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)

            NEBRASKA                       1-11515           47-0658852
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    (State or other jurisdiction         (Commission      (I.R.S. Employer
         of incorporation)               File Number)   Identification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                         68124
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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                        COMMERCIAL FEDERAL CORPORATION
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                                   FORM 8-K
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                                CURRENT REPORT
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Item 5.  Other Events:
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On September 11, 1997, Commercial Federal Corporation ("Commercial Federal")
entered into a Reorganization and Merger Agreement (the "Agreement") with First National Bank Shares, LTD (First National), parent company of First United Bank and Trust Company (First United). Under the terms of the Agreement, Commercial Federal will acquire in a tax-free reorganization all of the outstanding shares of First National's common stock. The precise exchange ratio will be determined based upon the average closing price of Commercial Federal's common stock during a twenty consecutive trading day period prior to closing. Based on Commercial Federal's closing price on September 11, 1997, the transaction would result in the exchange of approximately 661,905 shares of Commercial Federal's common stock with a total aggregate value of approximately $29.4 million.

First National is headquartered in Great Bend, Kansas, and through its subsidiary First United, operates seven branches located in Kansas. At August 31, 1997, First National had total assets of approximately $153.8 million, deposits of approximately $132.1 million and stockholders' equity of approximately $10.6 million.

This proposed acquisition, which is subject to receipt of regulatory approvals, First National shareholders' approval and other conditions, is expected to close in the first calendar quarter of 1998. For additional information, see the press release dated September 12, 1997, which is attached hereto as Exhibit 99 and incorporated by reference herein.

Management of Commercial Federal has deemed this proposed acquisition not material given the estimated effect of First National on Commercial Federal's financial condition and results of operations, and therefore not a transaction reportable under Item 2, "Acquisition and Disposition of Assets," of Form 8-K. Accordingly, financial statements of the business acquired and pro forma financial information relating to Item 7, "Financial Statements, Pro Forma Financial Information and Exhibits," are not required and will not be furnished.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
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(c)  Exhibits:

     Exhibit 99:  Press Release dated September 12, 1997

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
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                                 (Registrant)
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Date:  September 18, 1997        /s/  James A. Laphen
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                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)

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